                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS, INC.                 PETITION DATE: 07/16/01

                                                    CASEN UMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: AUGUST  YEAR: 2002

                                    2/28/02       3/31/02        4/30/02
                 MONTH              Revised       Revised        Revised        5/31/02    6/30/02     7/31/02               8/31/02
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)              $ 20,096,849  $ 21,923,335   $ 42,567,625   $ 45,186,158   $  48,626,030  $ 31,375,535   $ 44,301,404

INCOME BEFORE INT.
 DEPREC./TAX                  $ (2,749,269) $   (148,300)  $  5,024,220   $  4,957,088   $   7,401,423  $   (404,653)  $  2,873,930

NET INCOME (LOSS) (MOR-6)     $ (6,872,689) $ (4,363,757)  $    495,693   $    813,702   $   2,748,385  $ (4,909,430)  $ (1,383,826)

PAYMENTS TO INSIDERS (MOR-9)  $    116,429  $    150,683   $    494,281   $     78,911   $     131,411  $     78,911   $    112,872

PAYMENTS TO PROFESSIONALS
 (MOR-9)                      $  1,045,883  $  1,257,449   $  1,572,252   $  1,014,508   $     700,599  $  1,019,131   $    622,317


TOTAL DISBURSEMENTS
(MOR-7)(1)                    $ 45,245,622  $ 56,865,534   $ 57,893,073   $ 69,069,844   $  90,769,682  $ 89,651,958   $ 73,952,992


(1) Excludes intercompany
    transfers as follows:     $ 18,261,420  $ 23,396,865   $ 20,186,176   $ 16,157,239   $  17,490,363  $ 15,729,203   $ 14,831,022


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                 EXP.
      See attachment 2                                  DATE
-----------------------------

CASUALTY                           YES (x) NO (  )  08  - 01 - 02
LIABILITY                          YES (x) NO (  )  07  - 01 - 02
VEHICLE                            YES (x) NO (  )  07  - 01 - 02
WORKER'S                           YES (x) NO (  )  07  - 01 - 02
OTHER                              YES (x) NO (  )  various

ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid?  NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe ----------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
--------------------------------------------------------------------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         ---------------------------------------------------
                                         (ORIGINAL SIGNATURE)



                  TITLE  VP Finance, CFO
                         ---------------------------------------------------





MOR-1

CASE NAME:  STERLING CHEMICALS, INC.        CASE NUMBER:  01-37806-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 14
                                                                         9/19/02
                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.



 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.


                                                                    Page 4 of 14
                                                                         9/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $500 million combined              FM Global,            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       Munich Re:, et. al.                        Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/03   Various
      Liability                 policy year. Ded. $1,000,000       Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/03   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/04    Various
      Depositor's Forgery       Agreement. Ded. $25,000.           Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/03    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs


      ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED AUGUST 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $       1                $   1,440              $       -                 $     333
        Trade accounts receivable, net              -                   67,625                     86                     2,774
        Other Receivables                           -                      476                      -                     2,711
        Due from affiliates                     1,375                   26,378                 13,702                         -
        Inventories                                 -                   25,564                      -                     8,063
        Prepaid expenses                           33                    4,912                      -                        36
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  126,395                 13,788                    13,917

Property, plant and equipment, net                  -                  116,114                  2,640                     5,787
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,408                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   33,462                      -                     1,160
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 372,206              $  21,836                 $  20,864
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 219                  168,110                  1,230                     7,508
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   45,898                      -                    11,546
        Secured - Other                                                    410
        Unsecured debt                        186,538                  260,294                  1,110                    71,062
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                        -                      -                         -
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,908
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,088)                 (62,204)                 4,162                   (12,221)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,720)                (513,043)                19,496                  (142,242)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,720)                (515,580)                19,496                  (142,242)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 372,206              $  21,836                 $  20,864
                                            ====================================================================================

                                         --------------------------------------------------------------------------------
                                          STERLING CHEMICALS     STERLING CANADA,      STERLING PULP       STERLING PULP
                                             INT'L, INC.               INC.          CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11      01-37811-H4-11      01-37812-H4-11
                                         --------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                  $       -           $       -           $       -
        Trade accounts receivable, net             -                      2,107               1,036               5,288
        Other Receivables                          -                      4,410                   -                   -
        Due from affiliates                    3,551                     59,725                 888              10,092
        Inventories                                -                          -                 145               1,396
        Prepaid expenses                           -                          -                   -                   -
        Deferred income tax benefit                -                          -                   -                   -
                                           ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           3,551                     66,242               2,069              16,776

Property, plant and equipment, net                 -                          -                   -              41,187
Deferred income taxes                              -                          -                   -                   -
Investments-Third Party                            -                          -                   -                   -
Investments in Subs                                -                    295,811               1,514                   -
Other assets                                   2,501                      1,695                   -                   -
                                            ---------------------------------------------------------------------------

TOTAL ASSETS                                $  6,052                  $ 363,748           $   3,583           $  57,963
                                            ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 86                     24,567               1,109               2,605
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                     67,152                   -                   -
        Secured Debt Accrued Interest *          737                     13,550                   -                   -
        Secured - Other
        Unsecured debt                         1,123                    265,052                 170              62,343
        Other / Intercompany                       -                          -                   -
        Deferred income taxes                      -                          -                   -                   -

Common stock held by new ESOP                      -                          -                   -                   -
Less: Unearned compensation                        -                          -                   -                   -
Redeemable preferred stock                         -                          -                   -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                         48                   -                   -
        Additional paid-in capital                 -                     83,348               4,020               1,514
        Retained earnings-Filing Date            779                    (90,594)               (877)              1,518
        Retained earnings-Post Filing Date      (325)                       625                (839)            (10,017)
        Pension adjustment                         -                          -                   -                   -
        Accumulated translation adj.               -                          -                   -                   -
        Deferred compensation                      -                          -                   -                   -
                                            ---------------------------------------------------------------------------
                                                 454                     (6,573)              2,304              (6,985)
        Treasury stock at cost                     -                          -                   -                   -
                                            ---------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       454                     (6,573)              2,304              (6,985)

TOTAL LIABILITIES AND EQUITY                $  6,052                  $ 363,748           $   3,583           $  57,963
                                            ===========================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   1,774
        Trade accounts receivable, net              -                 78,916
        Other Receivables                           -                  7,597
        Due from affiliates                  (114,980)                   731
        Inventories                                 -                 35,168
        Prepaid expenses                            -                  4,981
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (114,980)               129,167

Property, plant and equipment, net                  -                165,728
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,908
Investments in Subs                          (381,667)                45,453
Other assets                                       (1)                39,682
                                            --------------------------------

TOTAL ASSETS                                $(496,648)             $ 386,938
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (49,172)               156,262
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (12,283)                59,448
        Secured - Other                                                  410
        Unsecured debt                       (133,055)               714,637
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                      -
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,244)              (546,022)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (81,907)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (40,245)              (863,554)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,245)              (866,091)

TOTAL LIABILITIES AND EQUITY                $(496,648)            $  386,938
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-037806-H4-11

                     SCHEDULE OF POST-PETITION LIABILITIES

                                         -----------------------------------------------------------------------------------
                                           2/28/02      3/31/02      4/30/02      5/31/02    6/30/02    7/31/02     8/31/02
                                         -----------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                     $ 43,581  $    53,511   $   61,483   $   68,952  $  70,812   $ 65,012   $  66,090
ROYALTY AND REVENUE PAYABLE                                   --           --           --         --         --          --
NOTES PAYABLE - INSURANCE                                     --           --           --         --         --          --
TAX PAYABLE:                                                  --                        --         --         --          --
    Federal Payroll Taxes                                      8            8           98          3         --          --
    State Payroll & Sales                       364          437          405          409        415        419         419
    Ad Valorem Taxes                                          --           --           --         --         --          --
    Other Taxes                               4,527        5,162        5,795        4,408      3,730      4,290       4,850
TOTAL TAXES PAYABLE                        $  4,891  $     5,607   $    6,208   $    4,915  $   4,148   $  4,709   $   5,218
SECURED DEBT POST-PETITION                   51,127       56,066       78,668       74,598     76,479     58,656      54,769
ACCRUED INTEREST PAYABLE                        553          670          752          518        624        509         486
*ACCRUED PROFESSIONAL FEES:                   5,587        5,989        6,106        6,427      7,096      7,490       8,478
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs       31,736       31,003       30,498       32,171     32,233     34,268      33,069
  2.  Lease Operating Expenses/Capital           --           --           --           --         --         --          --
TOTAL POST-PETITION LIABILITIES (MOR-3)    $137,475  $   152,846   $  183,715   $  187,581  $ 191,392   $170,644   $ 168,110
============================================================================================================================


*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH       AUGUST  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $156,262    $ 145,710    $      --   $       364   $     5,427   $       4,761

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $156,262    $ 145,710    $      --   $       364   $     5,427   $       4,761
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 63,810    $ 63,810     $     --   $     --   $     --   $     --

        31-60           831         831           --         --         --         --

        61-90           146         146           --         --         --         --

        91 +         28,898      28,898           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 93,685    $ 93,685     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING AUGUST 31, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       44,301,404    $        1,139,545    $        1,528,346
TOTAL COST OF REVENUES                                         --            38,681,482             1,139,545             2,071,510
GROSS PROFIT                                   $               --    $        5,619,922    $               --    $         (543,164)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $               --    $          995,228    $               --    $          145,864
  Insiders Compensation                                        --               112,872                    --                    --
  Professional Fees                                            --             1,561,468                    --                    --
  Other (Earnings in Joint Venture)                            --                76,424               (76,424)                   --

TOTAL OPERATING EXPENSE                        $               --    $        2,745,992    $          (76,424)   $          145,864
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $               --    $        2,873,930    $           76,424    $         (689,028)
INTEREST EXPENSE (includes amort of debt fees)                 --             2,402,259                    --               614,434
DEPRECIATION                                                   --             1,855,497                    --                47,571
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $               --    $        4,257,756    $               --    $          662,005
====================================================================================================================================
NET INCOME BEFORE TAXES                        $               --   $        (1,383,826)   $           76,424    $       (1,351,033)
INCOME TAXES                                                   --                    --                 1,032                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $               --   $        (1,383,826)   $           75,392    $       (1,351,033)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $          840,227   $          559,868
TOTAL COST OF REVENUES                                          --                56,024              693,525
GROSS PROFIT                                    $           83,333    $          784,203   $         (133,657)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $               --    $          258,199   $          (87,100)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $               --    $          258,199   $          (87,100)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           83,333    $          526,004   $          (46,557)
INTEREST EXPENSE (includes amort of debt fees)              37,665               160,539                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          646,334   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           22,668    $         (120,330)  $          (46,557)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           22,668    $         (120,330)  $          (46,557)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        3,686,476   $        (453,668)    $      51,685,531
TOTAL COST OF REVENUES                                       2,577,499            (453,668)           44,765,917
GROSS PROFIT                                        $        1,108,977   $              --     $       6,919,614
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          625,862   $        (558,861)            1,379,192
  Insiders Compensation                                             --                  --               112,872
  Professional Fees                                                 --                  --             1,561,468
  Other (Earnings in Joint Venture)                                 --                  --                    --

TOTAL OPERATING EXPENSE                             $          625,862   $        (558,861)    $       3,053,532
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          483,115   $         558,861             3,866,082
INTEREST EXPENSE (includes amort of debt fees)                      --             558,861             3,773,758
DEPRECIATION                                                   326,244                  --             2,738,107
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          326,244   $         558,861     $       6,511,865
=================================================================================================================
NET INCOME BEFORE TAXES                             $          156,871   $              --     $      (2,645,783)
INCOME TAXES                                                        --                  --                 1,032
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          156,871   $              --     $      (2,646,815)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H-11

  CASH RECEIPTS AND
  DISBURSEMENTS                                                                           Feb-02          Mar-02
                                                                                       ------------    ------------
1. CASH-BEGINNING OF MONTH                                                                  498,098      (1,530,893)
                                                                                       ============    ============

RECEIPTS:

2. CASH SALES                                                                                    --              --

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                                                                            20,717,983      25,478,506

4. LOANS & ADVANCES - CIT
   REVOLVER                                                                              26,900,000      36,300,000

5. SALE OF ASSETS                                                                                --              --

6. OTHER (attach list)                                                                   13,860,068      19,408,945
                                                                                       ------------    ------------
TOTAL RECEIPTS                                                                           61,478,051      81,187,451
                                                                                       ------------    ------------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*                                                                     N/A             N/A
                                                                                       ============    ============
DISBURSEMENTS:

7. NET PAYROLL                                                                            1,930,462       2,601,421

8. PAYROLL TAXES PAID                                                                       972,750      $1,053,588

9. SALES, USE & OTHER TAXES
   PAID                                                                                          --       1,404,405

10.SECURED/RENTAL/LEASES                                                                    154,571          99,905

11.UTILITIES                                                                              2,158,233       1,150,288

12.INSURANCE                                                                                589,057         410,554

13.INVENTORY PURCHASES                                                                    2,984,285      10,861,846

14.VEHICLE EXPENSES                                                                              --              --

15.TRAVEL & ENTERTAINMENT                                                                    63,635          36,818

16.REPAIRS, MAINTENANCE &
   SUPPLIES                                                                               7,400,962       4,837,494

17.ADMINISTRATIVE & SELLING                                                               2,442,379       3,841,855

18.OTHER (attach list)                                                                   43,639,825      52,706,777

TOTAL DISBURSEMENTS FROM
   OPERATIONS                                                                            62,336,159      79,004,950

19.PROFESSIONAL FEES                                                                      1,045,883       1,257,449

20.U.S. TRUSTEE FEES                                                                             --              --

21.OTHER REORGANIZATION
     EXPENSES (attach list)                                                                 125,000              --

                                                                                       ------------    ------------
TOTAL DISBURSEMENTS                                                                      63,507,042      80,262,399
                                                                                       ============    ============

22.NET CASH FLOW                                                                         (2,028,991)        925,052

23.CASH - END OF MONTH (MOR-2)                                                           (1,530,893)       (605,842)


per MOR-7                                                                             (1,530,893.34)    (605,841.51)
per 211 trial balance                                                                    986,980.26      636,425.59
                                                                                     --------------  --------------
difference                                                                             2,517,873.60    1,242,267.10

g/l acct 10123 - not a good account,
   s/b zero                                                                                  794.70          794.70
g/l acct 10131 - account was closed
    before filing, bal s/b zero                                                            4,029.99        4,029.99
g/l acct 10199 - cash overdraft
    reclass of outstanding checks                                                      2,513,048.91    1,237,442.41
                                                                                     --------------  --------------
reconciled difference                                                                  2,517,873.60    1,242,267.10


  CASH RECEIPTS AND                                                                                                     FILING TO
  DISBURSEMENTS                       Apr-02            May-02          Jun-02          Jul-02          Aug-02             DATE
                                   ------------      ------------    ------------    ------------    ------------      -----------
1. CASH-BEGINNING OF MONTH             (605,842)        1,432,341        (223,012)      2,127,996        (648,863)       9,346,546
                                   ============      ============    ============    ============    ============     =============

RECEIPTS:

2. CASH SALES                                --                --              --             --               --                --

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                        17,926,575        34,807,911      46,518,489      50,696,794      37,988,857       387,144,438

4. LOANS & ADVANCES - CIT
   REVOLVER                          46,100,000        37,400,000      51,000,000      40,400,000      40,900,000       469,100,000

5. SALE OF ASSETS                            --                --              --              --              --                --

6. OTHER (attach list)               16,090,857        11,363,818      13,092,564      11,507,508      10,699,263       168,739,245
                                   ------------      ------------    ------------    -------------   ------------     -------------
TOTAL RECEIPTS                       80,117,432        83,571,729     110,611,053     102,604,302      89,588,121     1,024,983,684
                                   ------------      ------------    ------------    -------------   ------------     -------------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*                 N/A               N/A             N/A             N/A             N/A             N/A
                                   ============      ============    ============     ============   ============     =============
DISBURSEMENTS:

7. NET PAYROLL                        1,983,856         1,609,373       2,733,978       1,746,717         839,107        25,873,080

8. PAYROLL TAXES PAID                   932,205           936,861       1,092,418         852,876         819,258        12,073,251

9. SALES, USE & OTHER TAXES
   PAID                               1,650,149         1,456,271       1,303,015         117,874         155,540         7,809,819

10.SECURED/RENTAL/LEASES                 30,705           101,829         147,956         167,081          52,603         1,923,109

11.UTILITIES                          6,922,372         3,817,800       3,361,146       4,886,600       3,726,325        46,995,325

12.INSURANCE                             50,625            15,583           7,256       1,010,982       2,806,647         9,252,911

13.INVENTORY PURCHASES               17,691,587        16,201,310      29,280,908      20,102,494      19,550,777       185,085,126

14.VEHICLE EXPENSES                          --                --              --               --             --                --

15.TRAVEL & ENTERTAINMENT                65,732            72,716          38,426          19,843          32,254           625,962

16.REPAIRS, MAINTENANCE &
   SUPPLIES                           3,235,006         1,896,650       1,681,812       1,825,551       2,065,181        30,577,025

17.ADMINISTRATIVE & SELLING           4,503,340         4,089,807       2,334,678       3,411,237       2,111,745        38,014,010

18.OTHER (attach list)               39,441,420        54,014,374      65,577,853      70,220,775      56,002,260       664,443,061

TOTAL DISBURSEMENTS FROM
   OPERATIONS                        76,506,997        84,212,575     107,559,446     104,362,030      88,161,697     1,022,672,677

19.PROFESSIONAL FEES                  1,525,502         1,014,508         700,599         971,381         622,317        11,189,059

20.U.S. TRUSTEE FEES                     46,750                --              --          47,750              --           188,250

21.OTHER REORGANIZATION
     EXPENSES (attach list)                  --                --              --              --              --           125,000

                                   ------------      ------------    ------------     ------------   ------------     -------------
TOTAL DISBURSEMENTS                  78,079,249        85,227,083     108,260,045      105,381,161     88,784,014     1,034,174,986
                                   ============      ============    ============     ============   ============     =============

22.NET CASH FLOW                      2,038,183        (1,655,353)      2,351,008       (2,776,859)       804,106        (9,191,303)

23.CASH - END OF MONTH (MOR-2)        1,432,341          (223,012)      2,127,996         (648,863)       155,243           155,243

per MOR-7                          1,432,341.16       (223,012.32)   2,127,995.75      (648,863.18)     155,243.26
per 211 trial balance              1,865,999.23      1,368,935.72    2,127,995.75       870,570.06    1,439,881.93
                                 --------------    --------------  --------------     ------------  --------------
difference                           433,658.07      1,591,948.04           (0.00)    1,456,433.24    1,284,638.67

g/l acct 10123 - not a good
    account, s/b zero                    794.70                0.00             0.00          0.00            0.00
g/l acct 10131 - account was closed
   before filing, bal s/b zero         4,029.99                0.00             0.00          0.00            0.00
g/l acct 10199 - cash overdraft
    reclass of outstanding checks    428,833.38        1,591,948.04             0.00  1,456,433.24    1,284,638.67
                                 --------------      --------------   --------------  ------------  --------------
reconciled difference                433,658.07        1,591,948.04             0.00  1,456,433.24    1,284,638.67

           MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


   OTHER CASH RECEIPTS AND                                                                                               FILING TO
   DISBURSEMENTS:                  Feb-02      Mar-02      Apr-02       May-02        Jun-02       Jul-02      Aug-02      DATE
                                 ---------- ------------ ----------  ------------- ------------ -----------  ---------- -----------
6.  OTHER RECEIPTS:

    Interest Income                      --           --         --             --            --         --          --      80,302

    401(k) Plan Refund                   --           --         --             --            --         --          --          --

    Cobra Insurance Payment              --           --         --             --            --         --          --          --

    Miscellaneous                   223,221      131,124    195,444        128,178       159,394    119,703     129,984   3,143,946

    Royalty Owners Trust Account         --           --         --             --            --         --          --          --

    Emission Credits                     --           --         --             --            --         --          --          --

    Account Transfers            13,636,846   17,715,686 15,239,518     11,235,640    11,535,051 10,517,018   9,680,461 154,587,604

    Intercompany Transfers               --    1,562,134    655,895             --     1,398,119    870,787     888,819  10,927,393
                                 ---------- ------------ ----------  ------------- ------------- ----------  ---------- -----------
   TOTAL OTHER RECEIPTS          13,860,068   19,408,945 16,090,857     11,363,818    13,092,564 11,507,508  10,699,263 168,739,245
                                 ========== ============ ==========  ============= ============= ==========  ========== ===========
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense              --           --         --             --            --         --          --          --

    Workover Expense                     --           --         --             --            --         --          --          --

    Capital Expenditures          1,841,654    1,418,900   (581,465)       598,552       134,895    178,576     133,192   6,989,913

    Revenue & Royalties                   -           --         --             --            --         --          --          --

    Interest Payment                      -           --         --             --            --         --          --      97,161

    Employee Benefits             1,602,513    2,285,842  2,492,292      1,544,520     2,998,019  1,890,070   1,393,784  25,524,397

    Severance tax                         -           --         --             --            --         --          --          --

    Pre-petition checks voided
       in current period                  -           --         --             --            --         --          --     (30,000)

    Account Transfers            13,636,846   17,715,686 15,239,518     11,235,640    11,535,051 10,517,018   9,680,461 154,587,604

    CIT Revolver Payments        21,934,238   25,605,169 17,344,416     35,714,063    44,954,575 52,422,925  39,644,262 406,551,509

    Intercompany Transfers        4,624,574    5,681,179  4,946,658      4,921,599     5,955,312  5,212,185   5,150,562  70,722,477
                                 ---------- ------------ ----------  ------------- ------------- ----------  ---------- -----------
TOTAL OTHER DISBURSEMENTS        43,639,825   52,706,777 39,441,420     54,014,374    65,577,853 70,220,775  56,002,260 664,443,061
                                 ========== ============ ==========  ============= ============= ==========  ========== ===========




                      MOR-7 ATTACHMENT

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                             Chase             Chase             Chase              Chase
  DISBURSEMENTS                              00101824317       00103316882        103405743       6301810002508
  -----------------                        ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                      102,356            66,893           787,565        (1,625,683)
                                           ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE         35,944,072

  4.  LOANS & ADVANCES - CIT REVOLVER                             40,900,000

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                               --           988,819         2,400,000         6,734,673
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                35,944,072        41,888,819         2,400,000         6,734,673
                                           ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                                                      839,107                --

  8.  PAYROLL TAXES PAID                                                               819,258

  9.  SALES, USE & OTHER TAXES PAID                                  125,540                              30,000

  10. SECURED/RENTAL/LEASES                                                                               52,603

  11. UTILITIES                                                    3,726,325

  12. INSURANCE                                                    1,941,029                             865,618

  13. INVENTORY PURCHASES                                         18,859,155                             691,622

  14. VEHICLE EXPENSES

  15. TRAVEL & ENTERTAINMENT                                                                              32,254

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                  2,065,181

  17. ADMINISTRATIVE & SELLING                                       126,725                           1,985,020

  18. OTHER (attach list)                       35,660,171        17,095,799           100,000           516,411
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS           35,660,171        41,874,573         1,758,366         6,238,709
                                           ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --           622,317

  20. U.S. TRUSTEE FEES                                 --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                           35,660,171        41,874,573         1,758,366         6,861,026
                                           ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                283,901            14,246           641,634          (126,353)

  23. CASH - END OF MONTH (MOR-2)                  386,258            81,139         1,429,199        (1,752,036)


  CASH RECEIPTS AND                             Chase             Chase             Bank One           Total
  DISBURSEMENTS                             6301810036508     6301810028508         5561833            Debtor
  -----------------                        ---------------   ---------------    ---------------   ---------------
  1.  CASH-BEGINNING OF MONTH                           --                --             20,005          (648,863)
                                           ===============   ===============    ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                 --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                               2,044,785        37,988,857

  4.  LOANS & ADVANCES - CIT REVOLVER                                                                  40,900,000

  5.  SALE OF ASSETS                                                                                           --

  6.  OTHER (attach list)                          436,160             9,850            129,762        10,699,263
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL RECEIPTS                                   436,160             9,850          2,174,547        89,588,121
                                           ---------------   ---------------    ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A                N/A               N/A
                                           ===============   ===============    ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                 --           839,107

  8.  PAYROLL TAXES PAID                                                                                  819,258

  9.  SALES, USE & OTHER TAXES PAID                                                                       155,540

  10. SECURED/RENTAL/LEASES                                                                                52,603

  11. UTILITIES                                                                                         3,726,325

  12. INSURANCE                                                                                         2,806,647

  13. INVENTORY PURCHASES                                                                              19,550,777

  14. VEHICLE EXPENSES                                                                                         --

  15. TRAVEL & ENTERTAINMENT                                                                               32,254

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                   2,065,181

  17. ADMINISTRATIVE & SELLING                                                                          2,111,745

  18. OTHER (attach list)                          436,160             9,628          2,184,091        56,002,260
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS              436,160             9,628          2,184,091        88,161,697
                                           ===============   ===============    ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                 --           622,317

  20. U.S. TRUSTEE FEES                                 --                --                 --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                 --                --
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL DISBURSEMENTS                              436,160             9,628          2,184,091        88,784,014
                                           ===============   ===============    ===============   ===============
  22. NET CASH FLOW                                     --               222             (9,545)          804,106

  23. CASH - END OF MONTH (MOR-2)                       --               222             10,461           155,243



MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


OTHER CASH RECEIPTS AND                                        Chase           Chase           Chase           Chase
DISBURSEMENTS:                                              00101824317     00103316882      103405743     6301810002508
--------------                                              -----------     -----------      ---------     -------------
6.   OTHER RECEIPTS:

     Interest Income

     401(k) Plan Refund

     Cobra Insurance Payment

     Miscellaneous

     Royalty Owners Trust Account

     Emission Credits

     Account Transfers                                                        100,000       2,400,000         6,734,673

     Intercompany Transfers                                                   888,819
                                                           ----------      ----------       ---------        ----------
TOTAL OTHER RECEIPTS                                               --         988,819       2,400,000         6,734,673
                                                           ==========      ==========       =========        ==========
18.  OTHER DISBURSEMENTS:

     Lease Operating Expense

     Workover Expense

     Capital Expenditures                                                                                       133,192

     Revenue & Royalties

     Interest Payment

     Employee Benefits                                                        564,777                           383,219

     Severance tax

     Pre-petition checks voided in current period

     Account Transfers                                                      9,580,461         100,000

     CIT Revolver Payments                                 35,660,171       1,800,000

     Intercompany Transfers                                                 5,150,562
                                                           ----------      ----------       ---------        ----------
TOTAL OTHER DISBURSEMENTS                                  35,660,171      17,095,799         100,000           516,411
                                                           ==========      ==========       =========        ==========

OTHER CASH RECEIPTS AND                        Chase           Chase         Wells Fargo        Bank One        Total
DISBURSEMENTS:                             6301810036508   6301810028508      4496870106         5561833       Debtor
--------------                             -------------   -------------   --------------   ------------   -------------
6.   OTHER RECEIPTS:

     Interest Income                                                                                                --

     401(k) Plan Refund                                                                                             --

     Cobra Insurance Payment                                                                                        --

     Miscellaneous                                                222                          129,762         129,984

     Royalty Owners Trust Account                                                                                   --

     Emission Credits                                                                                               --

     Account Transfers                         436,160          9,628                                        9,680,461

     Intercompany Transfers                                                                                    888,819
                                             ---------      ---------    ------------       ----------      ----------
TOTAL OTHER RECEIPTS                           436,160          9,850              --          129,762      10,699,263
                                             =========      =========    ============       ==========      ==========

18.  OTHER DISBURSEMENTS:
     Lease Operating Expense                                                                                        --

     Workover Expense                                                                                               --

     Capital Expenditures                                                                                      133,192

     Revenue & Royalties                                                                                            --

     Interest Payment                                                                                               --

     Employee Benefits                         436,160          9,628                                        1,393,784

     Severance tax                                                                                                  --

     Pre-petition checks voided in
        current period                                                                                              --

     Account Transfers                                                                                       9,680,461

     CIT Revolver Payments                                                                   2,184,091      39,644,262

     Intercompany Transfers                                                                                  5,150,562
                                             ---------      ---------    ------------       ----------      ----------
TOTAL OTHER DISBURSEMENTS                      436,160          9,628              --        2,184,091      56,002,260
                                             =========      =========    ============       ==========      ==========


         MOR-7 ATTACHMENT

CASE NAME:    Sterling Chemicals, Inc.                CASE NUMBER: 01-37806-H-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF           AUGUST 2002
                                  ---------------------------------


BANK NAME                    Chase Bk of TX     Chase Bk of TX     Chase Bk of TX     Chase Bk of DE
ACCOUNT NUMBER                 00101824317       00103316882        00103405743        6301810036508
--------------
ACCOUNT TYPE                    AR Wires        Concentration         Payroll          Contr. Disb.
--------------              ---------------    ---------------    ---------------    ---------------
BANK BALANCE                $       386,036    $        81,362    $       313,420    $            --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                                        (1,752,036)

OTHER                                   222               (222)         1,115,778
                            ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE       $       386,258    $        81,140    $     1,429,198    $    (1,752,036)
                            ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS  $       102,357    $        66,894    $       787,564    $    (1,625,683)

RECEIPTS                         35,944,072         40,900,000

TRANSFERS BETWEEN ACCOUNTS                         (13,742,204)         2,400,000          6,734,673

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS      (35,660,171)       (27,143,550)        (1,758,366)        (6,861,026)
                            ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS     $       386,258    $        81,140    $     1,429,198    $    (1,752,036)
                            ===============    ===============    ===============    ===============

BANK NAME                    Chase Bk of Del    Chase Bk of Del       Bank One
ACCOUNT NUMBER                6301810036508      6301810028508         5561833
--------------
ACCOUNT TYPE                   Sal Ben Disb      Flex Ben Disb         Lockbox             TOTAL
--------------               ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $            --    $        10,460    $       791,278

DEPOSIT IN TRANSIT                                                                                 --

OUTSTANDING CHECKS                                                                         (1,752,036)

OTHER                                                       222                  1          1,116,001
                             ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $           222    $        10,461    $       155,243
                             ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $            --    $        20,005    $      (648,863)

RECEIPTS                                                                 2,174,547         79,018,619

TRANSFERS BETWEEN ACCOUNTS           436,160              9,850                            (4,161,521)

(WITHDRAWAL) CONTRIBUTION-                                                                         --

BY INDIVIDUAL DEBTOR MFR-2                                                                         --

CHECKS/OTHER DISBURSEMENTS          (436,160)            (9,628)        (2,184,091)       (74,052,992)
                             ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $           222    $        10,461    $       155,243
                             ===============    ===============    ===============    ===============

                MOR-8

CASE NAME:  STERLING CHEMICALS, INC.
CASE NUMBER:     01-37806-H4-11


PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)



            INSIDERS:                                                                                                      FILING TO
       NAME/POSITION/COMP TYPE(2)         Feb-2002    Mar-2002    Apr-2002    May-2002    Jun-2002    Jul-2002  Aug-2002      DATE
---------------------------------------- ---------   --------    --------   ----------   ---------   ---------  --------   ---------
 1. Frank Diassi/Chairman
    of Board/Salary                                              $     --   $       --   $      --   $      -- $      --  $   62,500
 2. Frank Diassi/Chairman
    of Board/Bonus                                                                  --                                            --
 3. Frank Diassi/Chairman
    of Board/Expenses                                                               --                      --        --          --
 4. Frank Diassi/Chairman
    of Board/Vacation payout                                                                                                  45,193
 5. David Elkins/President/Salary          29,167       30,333     30,333       30,333      30,333      30,333    30,333     298,666
 6. David Elkins/President/Bonus                        22,750    136,500           --      21,875          --    22,288     225,288
 7. David Elkins/President/Expenses         4,601           --      5,115           --          --                    37      15,166
 8. David Elkins/President/Life
    Insurance                                               --         --                                          1,445       3,629
 9. Richard Crump/Exec VP Opers/Salary     27,500       27,917     27,917       27,917      27,917      27,917    27,917     273,638
10. Richard Crump/Exec VP Opers/Bonus                   20,938    125,625           --      20,625          --        --     187,813
11. Richard Crump/Exec VP Opers/Expense     5,404        4,610      6,728           --                                25      24,082
12. Paul Vanderhoven/VP Finance &
    CFO/Salary                             16,667       18,333     18,333       18,333      18,333      18,333    18,333     176,666
13. Paul Vanderhoven/VP Finance &
    CFO/Bonus                                           11,000     79,200           --      10,000          --        --     110,200
14. Paul Vanderhoven/VP Finance &
    CFO/Expense                             4,629        2,474      6,402           --          --                   166      20,379
15. Robert Roten/Former Pres & Board
    Member/SERP                             2,328        2,328      2,328        2,328       2,328       2,328     2,328      23,280
16. Robert Roten/Former Pres & Board
    Member/Consulting fee                  10,000       10,000     10,000           --                      --                30,000
17. Robert Roten/Former Pres & Board
    Member/BOD fee                             --           --     13,750           --                            10,000      38,900
18. Rolf Towe/Board Member/BOD fees            --           --      9,650           --                                        20,500
19. Rolf Towe/Board Member/Expenses        16,133           --                      --                      --                16,133
20. Hunter Nelson/Board Member                 --           --     10,350           --                                        21,500
21. Frank Hevrdejs/Board Member                --           --     12,050           --                                        24,300
                                         --------    ---------   --------   ----------   ---------   --------- ---------  ----------
TOTAL INSIDERS (MOR-1)                   $116,429    $ 150,683   $494,281   $   78,911   $ 131,411   $  78,911 $ 112,872  $1,617,833
                                         ========    =========   ========   ==========   =========   ========= =========  ==========


       PROFESSIONALS                                                                                                      FILING TO
      NAME/ORDER DATE           Feb-2002      Mar-2002      Apr-2002     May-2002     Jun-2002    Jul-2002    Aug-2002      DATE
---------------------------   ------------  -----------   -----------   -----------   ---------   ---------  ----------  -----------
 1. Logan & Company, Inc.     $  15,624.27  $    23,247   $     3,541   $  6,645.54  $  2,631.30 $    2,850  $   13,370   $  174,118
 2. Andrews & Kurth LLP         128,643.28      213,187       132,819    256,170.65   246,122.69    199,288     227,814    1,754,112
 3. US Trustee                          --           --        46,750            --           --     47,750          --      148,000
 4. Skadden, Arps, Slate,
    Meagher & Flom LLP          466,138.76      634,706       321,403    406,542.75   115,338.02    405,299      92,770    2,735,427
 5. Akin Gump Strauss            35,089.74      120,257        78,728     81,093.82   104,790.97     64,896      91,414      934,374
 6. Arthur Andersen              22,556.70           --        95,421     70,316.52           --     12,986          --      483,048
 7. Lazard Freres & Co. LLC     284,550.16      153,356       295,856    138,638.86   182,916.20    138,779     135,315    1,598,024
 8. Baker & Botts                46,197.50       32,861        66,007     30,965.11    10,376.97     13,310      10,488      609,510
 9. Groom Law Group               9,773.24        9,738        23,879     10,670.30     4,244.10      4,735      11,727      100,762
10. Nexant, Inc.                 37,309.09       16,416         9,595     13,464.59    34,178.90     76,738      39,419      318,535
11. Greenhill & Co.                     --       53,680       498,253            --           --     52,500          --    1,101,676
                              ------------  -----------   -----------   -----------  -----------  ---------  ---------- - ----------
TOTAL PROFESSIONALS (MOR-1)   $  1,045,883  $ 1,257,449   $ 1,572,252   $ 1,014,508  $   700,599 $1,019,131  $  622,317   $9,957,583
                              ============  ===========   ===========   ===========  =========== ==========  ==========   ==========


(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.


           MOR-9